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                                                                   Exhibit 10.34

                                                                 H Power Corp.
                                             Employee Non Disclosure Agreement

                           EMPLOYEE'S AGREEMENT RE:

                     INVENTIONS, CONFIDENTIAL INFORMATION
                         AND COVENANT NOT TO COMPETE

       This Agreement Creates Important Obligations Which Are Binding.
                  Please Read It In Full Before You Sign It.

      I recognize that H Power Corp. (the "Company") is engaged in a continuous program of research, development and distribution of fuel cells, fuel cell power systems, products integrating fuel cells or fuel cell systems, and related technologies, systems and products. I understand that it is part of my responsibility as an employee to assist the Company in such endeavors.

      I recognize the importance of protecting the Company's rights to inventions, discoveries, ideas and confidential information, and any similar or related rights.

      Therefore, in consideration of my employment by the Company and the compensation received by me from the Company from time to time, I agree to the following terms:

1. DEFINITIONS

      For the purposes of this Agreement:

      (a) The term "Company's Confidential Information" includes any of the following:

            (i) all trade secrets or secret information, whether of technical or business nature, belonging to the Company (or information belonging to third parties which the Company shall be under obligation to keep secret) which I may acquire or develop in the course of my employment;

            (ii)  the Company's business methods and practices;

            (iii) compilations of data or information concerning the Company's business, including but not limited to:

                  (A) financial information whether related to the Company generally, or to particular products, services, geographic areas, or time periods;

                  (B) supply and service information, such as goods and services suppliers' names or addresses, terms of supply or service contracts or of particular transactions;


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                                                                   H Power Corp.
                                               Employee Non Disclosure Agreement

                  (C) marketing information, such as details about past, present or proposed marketing programs by or on behalf of the Company, sales forecasts or results of marketing efforts or information about impending transactions;

                  (D) personnel information, such as compensation or other terms of employment, employee lists, training methods or other employee information;

            (iv) the names of the Company's customers, the nature of the Company's relationships with these customers, and the business of the Company's customers;

            (v) any other information not generally known to the public including information about the Company's operations, plans, personnel, products or services which, if misused or disclosed, could have a reasonable possibility of adversely affecting the business of the Company.

      (b) The term "Inventions" means all discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, computer programs, strategies, and data, whether or not patentable under patent, copyright or similar statutes.

2.    NON-DISCLOSURE OF COMPANY'S CONFIDENTIAL INFORMATION

      At all times during and subsequent to my employment, I agree to keep in strictest confidence and trust the Company's Confidential Information that is disclosed to me or to which I have access. I will take all reasonable action, that the Company deems necessary or appropriate to prevent unauthorized use or disclosure of or to protect the Company's interests in the Company's Confidential Information. I will not use or disclose the Company's Confidential Information without the written consent of the Company, except as may be necessary in the ordinary course of performing my duties for the Company. However, I shall not be required to treat as confidential any of the Company's Confidential Information which:

            (i) was in my possession or was known to me prior to receipt from the Company, or

            (ii)  is or becomes public knowledge without my fault, or

            (iii) is or becomes lawfully available to me from a source other than the Company.


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                                                                   H Power Corp.
                                               Employee Non Disclosure Agreement

3.    SURRENDER OF CONFIDENTIAL INFORMATION

      Upon termination of my employment with the Company, for whatever reason, I will promptly surrender to the Company all copies, in whatever form, of the Company's Confidential Information in my possession, custody or control, and I will not take with me any of the Company's Confidential Information that is embodied in a tangible medium of expression.

4.    ASSIGNMENT OF RIGHTS TO COMPANY'S CONFIDENTIAL INFORMATION

      I hereby assign to the Company any rights I now have or may hereafter acquire in the Company's Confidential Information.

5.    EMPLOYEE INVENTIONS

      (a)   Disclosure and Ownership of Inventions

            (i) During my service as an employee of the Company and for a period of six (6) months thereafter, I will promptly and fully disclose to the Company (and to any persons designated by it) all Inventions generated, made, conceived or reduced to practice or learned by me, either alone or jointly with others, which, in any way, result from or is suggested by any work which I may do for or on behalf of the Company; or relate to or are useful in the business of the Company; or result from the use of premises or property owned, leased, licensed, or contracted for by the Company. The Company shall have all rights to such Inventions, whether they are patentable or not.

            (ii) I understand that the Company will have no rights pursuant to this Agreement in any Invention of mine made during the term of my employment by the Company if such Invention has not arisen out of or by reason of my work with the Company, and does not relate to the business or operations of the Company, although I agree to inform the Company of any such Invention.

      (b)   Assignment of Inventions

            I agree that my services on behalf of the Company are works made for hire and all Inventions specified in Paragraph 5(a)(i) shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, copyrights, trademarks, trade secrets, and other rights and protections in connection therewith. I hereby assign to the Company any and all rights I now have or may hereafter acquire in such Inventions. I further agree, as to all such Inventions,


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                                                                   H Power Corp.
                                               Employee Non Disclosure Agreement

            to assist the Company in every proper way (but at the Company's expense) to obtain, and from time to time enforce, patents, copyrights, trademarks, trade secrets, and other rights and protections relating to said Inventions in any and all countries, and to that end I will execute all documents for use in applying for and obtaining such patents, copyrights, trademarks, trade secrets and other rights and protections on, and enforcing, such Inventions, as the Company may desire, together with any assignments thereof to the Company or persons designated by it.

            My obligation to assist the Company in obtaining and enforcing patents, copyrights, trademarks, trade secrets, and other rights and protections relating to such Inventions in any and all countries shall continue beyond the termination of my employment by the Company, but the Company shall compensate me at a reasonable rate after my termination for time actually spent by me, at the Company's request, on such assistance. In the event the Company is unable, after reasonable effort, to secure my signature on any document or documents needed to apply for or prosecute any patent, copyright, trademark, trade secret, or other right or protection relating to an Invention whether because of my physical or mental capacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company its duly authorized officers and agents as my agent coupled with an interest and attorney-in- fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, trademarks, trade secrets, or similar rights or protections thereon with the same legal force and effect as if executed by me.

      (c)   Previous Inventions

            As a matter of record, I have identified in Exhibit A, attached hereto, all Inventions that have been generated or conceived or first reduced to practice or learned by me, alone or jointly with others, prior to my employment by the Company, which I desire to remove from the operation of this Agreement. I represent and warrant that such list is complete. If I do not attach a list hereto, I represent that I have made no such Inventions at the time of signing this Agreement.

6.    LIMITATION ON OTHER ACTIVITIES AND COMPETITION

      (a)   During Employment

            I agree that while I am employed by the Company I will not, without the Company's express written consent, engage in any consulting, employment or business that is competitive with the Company. In furtherance and not in limitation of the generality of the preceding sentence, I shall not, for myself or on behalf of any person or


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                                                                   H Power Corp.
                                               Employee Non Disclosure Agreement

            organization, directly or indirectly, compete with the Company in the development, manufacture, sale, solicitation or servicing of any then existing product of, or service or business engaged in by, the Company, or any other product of, or service or business engaged in, or under development by, the Company.

      (b)   After Termination of Employment

            If I have had significant contact with customers of the Company while employed by the Company, or if I have been materially involved in the design, development or implementation of the Company's present or planned major products or services, then I agree that the provisions of Paragraph 6(a) hereinabove shall be expanded to prohibit my competing with the Company for twelve (12) months following the termination of my employment.

7.    NO CONFLICTING OBLIGATIONS

      (a)   During Employment

            I represent and warrant to the Company that I have no interest or obligation which is inconsistent with or in conflict with this Agreement, or which would prevent, limit or impair my performance of any part of this Agreement. I agree to notify the Company immediately if any such interest or obligation arises.

      (b)   After Termination of Employment

            For twelve (12) months following the termination of my employment by the Company, I agree that if I accept employment, whether as a consultant, employee, director, trustee or otherwise, with any person or organization, or engage in any type of activity on my behalf or on behalf of any person or organization that is in any way related to the products, services or business of the Company, I shall notify the Company in writing, within thirty (30) days thereof, of the character of each such activity, and of the name and address of each such person or organization by which I am so employed.

8.    CONFIDENTIALITY OF PREVIOUS EMPLOYERS

      I represent that my performance of all the terms of this Agreement does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to the execution of this Agreement. I have not entered into, and I agree that I will not enter into, any agreement, either written or oral, in conflict with this Agreement.


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                                                                   H Power Corp.
                                               Employee Non Disclosure Agreement

      I represent that I have not brought and will not bring with me to the Company, or use in the performance of my responsibilities at the Company, any materials or documents of a present or former employer or client that are not generally available to the public, unless I have obtained express written authorization from the present or former employer or client for their possession and use.

      I also understand that at no time during my service to the Company am I to breach any obligation of confidentiality that I have to present or former employers or clients, and I agree that I shall fulfill all such obligations to present or former employers and clients during my service to the Company.

9.    ENFORCEMENT

      I agree that in the event of a breach or threatened breach of the provisions of this Agreement, the Company's remedies at law would be inadequate, and the Company shall be entitled to an injunction to enforce such provisions (without any bond or other security being required), but nothing herein shall be construed to preclude the Company from pursuing any remedy at law or in equity for any breach or threatened breach.

10.   CITIZENSHIP/ALIENAGE

      I assert that I am a citizen or national of the United States, or an alien lawfully admitted for permanent residence, or an alien who is authorized under a work permit or by the Attorney General of the United States to be hired, recruited or referred for employment with the Company.

11.   MISCELLANEOUS

      (a)   Successors

            The rights and obligations under this Agreement shall survive the termination of my service to the Company in any capacity and shall inure to the benefit of and shall be binding upon: (i) my heirs and personal representatives, and (ii) the successors and assigns of the Company.

      (b)   Governing Law

            The laws of the State of New Jersey shall govern all questions relative to interpretation and construction of this Agreement and to its performance.


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                                                                   H Power Corp.
                                               Employee Non Disclosure Agreement

      (c)   Severability.

            If any provision of this Agreement is wholly or partially unenforceable for any reason, such unenforceability shall not affect the enforceability of the balance of this Agreement, and all provisions of this Agreement shall, if alternative interpretations are applicable, be construed so as to preserve the enforceability hereof.

      (d)   Waiver.

            The Company's waiver of any default by me shall not constitute a waiver of its rights under this Agreement with respect to any subsequent default by me.

              I HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO ITS TERMS.


                                                   ---------------------------
                                                                      EMPLOYEE


                                                   ---------------------------
                                                                       Address


                                                   ---------------------------
                                                                          Date


                                         ACCEPTED AS A CONDITION OF EMPLOYMENT

                                                                 H POWER CORP.

                                                BY:
                                                   ---------------------------
                                                                          Date


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                                                                   H Power Corp.
                                               Employee Non Disclosure Agreement

                                  EXHIBIT A

The following is a complete list of all Inventions relative to the subject matter of my service as an employee of H Power Corp. (the "Company") that have been generated or conceived or first reduced by practice or learned by me, alone or jointly with others, prior to my employment by the Company.

                              LIST OF INVENTIONS

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[  ]  Additional sheets attached.

                                                -----------------------------
                                                Employee


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